EXHIBIT 10.2

THIS SECOND AMENDING AGREEMENT made and dated for reference the 31st day of January, 2000.

AMONG:
          E-VIDEOTV, INC., a body corporate, incorporated under the laws of the State of Delaware, having its registered office at 1313 North Market Street, New Castle County, Wilmington, Delaware 19801-1151

          (HEREINAFTER  CALLED  "E-VIDEOTV")
                                                               OF THE FIRST PART

AND:
          EVIDEO USA, INC., a body corporate, incorporated under the laws of Nevada, having its registered office at 502 East John Street, Carson City, Nevada 89706

          (HEREINAFTER  CALLED  "USA")
                                                              OF THE SECOND PART

AND:
          EVIDEO INTERNATIONAL, INC., a body corporate, incorporated under the laws of The Commonwealth of the Bahamas, having its registered office at ABL Building, Bank Lane, Nassau, Bahamas

          (HEREINAFTER  CALLED  "INTERNATIONAL")
                                                               OF THE THIRD PART

AND:
          ROY B. BENNETT & ASSOCIATES LTD., a body corporate, incorporated under the laws of the Province of British Columbia, having its head office at 1750 - 1177 W. Hastings Street, Vancouver, B.C. V6E 3K2

          (HEREINAFTER  CALLED  "BENNETT")
                                                              OF THE FOURTH PART

AND:
          ROY B. BENNETT, an individual, at 1750 - 1177 W. Hastings Street, Vancouver, B.C. V6E 3K2
          (HEREINAFTER CALLED "ROY BENNETT")

                                                               OF THE FIFTH PART
WHEREAS:

A. Pursuant to an agreement among the parties hereto dated June 8, 1999 (hereinafter called the "Agreement"), E-VideoTV (formerly known as "Asia Pacific Enterprises, Inc.") agreed to acquire all of the issued and outstanding shares of USA from International on the terms set forth in the Agreement;


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B.          The  closing  pursuant  to  the Agreement occurred on June 23, 1999;

C. Pursuant to an amending agreement among the parties hereto dated September 1, 1999 (hereinafter called the "Amending Agreement"), the parties amended certain of the provisions of the Agreement on the terms and conditions set forth therein;

D. The parties now wish to further amend certain of the provisions of the Agreement, as amended by the Amending Agreement, on the terms and conditions hereinafter set forth;

NOW THEREFORE THIS SECOND AMENDING AGREEMENT WITNESSETH that in consideration of these presents and the sum of Ten Dollars ($10.00) now paid by each of the parties to each of the other parties hereto, the receipt and sufficiency of which is hereby acknowledged by each of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is also hereby acknowledged by each of the parties, the parties hereby agree as follows:

1. Paragraph 1.01 of the Agreement is deleted in its entirety, and is replaced with the following:

     "1.01Subject to the terms and conditions hereof, International hereby agrees to sell to E-VideoTV, and E-VideoTV hereby agrees to purchase from International, one common share in the capital stock of USA, representing all of the issued and outstanding shares of USA, with the consideration to consist of the issuance of 6,623,016 common shares in the capital stock of E-VideoTV, with all of these shares to be held in escrow by an independent escrow agent, with these shares of E-VideoTV to be dealt with on the following basis:

          (a) 25% of these shares will be released to International from escrow when all of the following business milestones have been met:

               (i) the formal Long Form Agreement contemplated in paragraph 16 of the Macrovision Agreement has been entered into; and

               (ii) an agreement  has been  entered  into with a motion  picture studio for the distribution of movies by means of USA's system;

          (b)  an   additional   25%  of  these   shares  will  be  released  to
               International from escrow when each of the following conditions have been met:

               (i) E-VideoTV has successfully recruited a Chief Executive Officer and such recruitment has been approved by its board of directors;

               (ii) a  successful  file server beta testing with video files has been developed;

               (iii)a  distribution  agreement  with a cable  company  has  been entered into; and

               (iv) a  communication  test  between a cable  company and a cable customer has been successfully completed;


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     (c)  the  remaining  50% of these shares will be released to  International from escrow when E-VideoTV first generates gross annual revenues of One Million Dollars ($1,000,000) on a consolidated basis; and

     (d) any shares not released to International from escrow by June 23, 2004 will be surrendered to E-VideoTV for cancellation; PROVIDED THAT, notwithstanding any of the provisions of this paragraph 1.01, all shares not yet released to International from escrow pursuant to the provisions of sub-paragraphs (a), (b) or (c) or not cancelled pursuant to the provision of sub-paragraph (d) hereof shall be released from escrow upon the occurrence of any of the following events:


     (e) E-VideoTV successfully completing a public offering that raises in excess of Ten Million Dollars ($10,000,000); or

     (f) the completion of a successful takeover for a majority of the issued and outstanding common shares of E-VideoTV that results in a majority of the shares of E-VideoTV not held in escrow pursuant to the terms of this Agreement having been tendered pursuant to the takeover bid; or

     (g) E-VideoTV having a publicly quoted market price in excess of Ten Dollars ($10.00) per common share for a period of in excess of twenty consecutive trading days."

2. Paragraph 1.02 of the Agreement, as amended by paragraph 1 of the Amending Agreement, is deleted in its entirety, the result being that no additional shares of E-VideoTV will be issued to International, notwithstanding E-VideoTV raising additional equity capital in the future.


3. Paragraph 1.03 of the Agreement, as amended by paragraph 2 of the Amending Agreement, is deleted in its entirety and replaced with the following:

     "1.03In  order  to  secure  E-VideoTV's   performance  in  the  raising  of
          additional equity capital, Adrian Rollke, a director of E-VideoTV, has agreed to lodge 345,000 common shares of E-VideoTV currently owned by him with an independent escrow agent, which shares will be released to Mr. Rollke from escrow or cancelled on the following basis:

          (a) on May 30, 2000, that portion of the total shares held in escrow that equals the portion that the equity funds raised by E-VideoTV from January 1, 1999 to May 30, 2000 (excluding equity funds raised solely through the efforts of Roy B. Bennett) is of $5,000,000; and

          (b)  any shares not  entitled to be  released  from escrow as provided
               for  in  sub-paragraph   (a)  of  this  paragraph  1.03  will  be
               surrendered to E-VideoTV for cancellation on May 31, 2000.

4. Paragraph 7.01 of the Agreement is deleted in its entirety, and is replaced with the following:


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     "7.01The following will become or remain the directors and officers of each of E-VideoTV and USA:

          (a) Roy Bennett will remain a director, the President and the Chief Executive Officer until a new Chief Executive Officer is appointed under subsection 1.01(b)(i) herein, at which time Roy Bennett will remain a director and the Chairman, at his discretion;

          (b) Adrian Rollke will have the right to nominate one director, who, if not already a director of E-VideoTV, will be appointed director forthwith upon being nominated by Adrian Rollke. His representation in total shall be one directorship.

5.   Paragraph 7.02 of the Agreement is deleted in its entirety.

6. Paragraph 7.05 of the Agreement is deleted in its entirety, and is replaced with the following:

     "7.05 E-VideoTV and USA each acknowledge and agree that:

          (a) any expenditure by either in excess of Twenty-five Thousand Dollars ($25,000) will require the prior approval of the board of directors of E-VideoTV; and

          (b) each will be required to present to its board of directors at least 2 weeks prior to the start of any calendar quarter an operating budget for the next calendar quarter, detailing proposed expenditures on a monthly basis, with the operating budget for USA to be subject to the approval of the boards of directors of each of USA and E-VideoTV, and with the operating budget for E-VideoTV to be subject to the approval of its board of directors."

7. In all other respects the terms and conditions of the Agreement, as amended by the Amending Agreement, shall remain in full force and effect.

8. The parties hereto agree that the terms and conditions of this Second Amending Agreement shall supercede and replace any other agreement or arrangements, whether oral or written, heretofore existing among the parties in respect of the subject matter of this Second Amending Agreement.

9. This Second Amending Agreement and any certificate or other writing delivered in connection herewith may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Second Amending Agreement or such other writing, as the case may be, taken together, will be deemed to be one and the same instrument. The execution of this Second Amending Agreement or any other writing by any party hereto will not become effective until all counterparts hereof have been executed by all the parties hereto.

10. Each of the parties hereto will be entitled to rely upon delivery by facsimile of executed copies of this Second Amending Agreement and any certificates or other writings delivered in connection herewith, and such facsimile copies will be legally effective to create a valid and binding agreement among the parties in accordance with the terms and conditions of this Second Amending Agreement.

11. Each of the parties hereto agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this Second Amending Agreement.


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12.  This  Second  Amending  Agreement  shall  endure to the  benefit  of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

IN WITNESS WHEREOF this Second Amending Agreement has been executed as of the day and year first above written.

SIGNED and DELIVERED by
E-VIDEOTV, INC.
in the presence of:

/s/ Robert Dinning
--------------------------------
Authorized Signatory

SIGNED and DELIVERED by
EVIDEO USA, INC.
in the presence of:

/s/ Robert Dinning
--------------------------------

Authorized Signatory

SIGNED and DELIVERED by
EVIDEO INTERNATIONAL, INC.
in the presence of:

/s/ Roy B. Bennett
--------------------------------
Authorized Signatory


SIGNED and DELIVERED by
ROY B. BENNETT & ASSOCIATES LTD.
in the presence of:

/s/ Roy B. Bennett
--------------------------------
Authorized Signatory

SIGNED  AND  DELIVERED  BY                         )
ROY  B.  BENNETT                                   )
IN  THE  PRESENCE  OF:                             )
/S/  ROBERT  DINNING                               )     /S/  ROY  B.  BENNETT
-------------------------------------------------  )     ---------------------
SIGNATURE  OF  WITNESS                             )     ROY  B.  BENNETT
 ROBERT  DINNING                                   )
-------------------------------------------------  )
NAME  OF  WITNESS  -  PLEASE  TYPE  OR  PRINT      )
 3910  INDIAN  RIVER  DR                           )
-------------------------------------------------  )
ADDRESS  OF  WITNESS  -  PLEASE  TYPE  OR  PRINT   )
 NORTH  VANCOUVER  BC                              )
-------------------------------------------------  )
 CHARTERED  ACCOUNTANT                             )
-------------------------------------------------  )
OCCUPATION  OF  WITNESS  -  PLEASE  TYPE OR PRINT  )


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